Exhibit 32

                                            CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                                      PURSUANT TO 18 U.S.C. SS. 1350 ADOPTED PURSUANT TO
                                                        SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended quarterly report of United EcoEnergy Corp. (the "Company") on Form 10-Q for the period ended June 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kelly T. Hickel, Chief Executive Officer and principal financial officer, certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d)of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

September 9, 2009

/s/ Kelly T. Hickel
--------------------------------------
Kelly T. Hickel
Chief Executive Officer

Principal Financial Officer